The Bond Fund of America, Inc.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200, Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $328,585
------------------ --------------------------------
------------------ --------------------------------
Class B            $25,075
------------------ --------------------------------
------------------ --------------------------------
Class C            $17,312
------------------ --------------------------------
------------------ --------------------------------
Class F            $7,539
------------------ --------------------------------
------------------ --------------------------------
Total              $378,511
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,906
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $718
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,186
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $169
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $55
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $119
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,803
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,723
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $748
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,719
------------------ --------------------------------
------------------ --------------------------------
Total              $14,146
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3101
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2610
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2557
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3070
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3060
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2477
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2485
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2834
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3003
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2550
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2576
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2832
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3078
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3289
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,078,226
------------------ ----------------------------------
------------------ ----------------------------------
Class B            97,230
------------------ ----------------------------------
------------------ ----------------------------------
Class C            71,115
------------------ ----------------------------------
------------------ ----------------------------------
Class F            26,914
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,273,485
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        10,723
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,133
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        5,279
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        655
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        217
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          595
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          13,074
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          11,517
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          3,328
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          8,848
------------------ ----------------------------------
------------------ ----------------------------------
Total              57,369
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.24
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.24
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.24
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.24
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.24
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.24
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.24
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.24
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.24
----------------------- -------------------------